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                                  EXHIBIT 10.7

                               THE BANK OF PANHSIN

                              LOAN APPROVAL NOTICE

                                   CONDITIONS

-------------------------------------------------------------------------------------------------------------
TOTAL AMOUNT OF LOAN: FORTY MILLION NTD only
-------------------------------------------------------------------------------------------------------------
                     Amount (in
                      thousand    INTEREST RATE, FEES, AND
Item        Type      dollars)         EXCHANGE RATE               TERM            COLLATERAL CONDITIONS
-------------------------------------------------------------------------------------------------------------
                                                                               20% of the certificate of
                                  Primary loan interest                        term deposit as collateral;
                                  ate (7.99% at present)         One year      1% compensating balance of
         Short-term               minus 0.43% = 7.56%                          the total amount of forty
 A       loan          15,000     floating                                     million NTD
-------------------------------------------------------------------------------------------------------------
                                                                               Two pieces of house and land
                                                                               of 8th Floor, No. 98
                                                                               Mingchuan Road, Hsintien City,
                                                                               Taipei County and Unit 1,
                                                                               8 th Floor, No. 98 Mingchuan
                                                                               Road, Hsintien City, Taipei
                                                                               County as well as 3 parking
                                                                               spaces at B4 as the first
                                                                               collateral sequence of forty
                                                            Three years (the   eight million NTD to the Bank
                                                            principals and
                                                            interests to be
                                                            amortized by
                                                            fixed annuity
                                                            method)

         Medium-
         term                    Primary loan interest
         collateral              rate (7.99% at present)
B        loan          25,000    minus 0.43% =7.56% floating
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

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

Other conditions:

1.   Guarantors: Wang, Kuo-An and Chiu, Yu-En

2.   The minutes of Board of Directors are required.

The combined amount of the above Item A+B cannot exceed FORTY MILLION NTD, equal to USD

The combined amount of the above Item cannot exceed (intentionally blank) NTD, equal to USD

We agree to handle your application for the loan according to the above terms and conditions.

To

Kid Castle Internet Technology Corporation

                   (Seal) The Bank of Panhsin, Hsintien Branch

Date: October 10th, 2001

                               The Bank of Panhsin
                              Loan Approval Notice

                                   Conditions

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             Total amount of loan:                            Oct. 7, 2002 -        Taking-out     At one-
           FIFTEEN MILLION NTD only         Period             Oct 7, 2003            method        time
------------------------------------------------------------------------------------------------------------
                       Amount (in thousand       Interest rate, fees, and
  Item       Type            dollars)                  exchange rate                Collateral conditions
------------------------------------------------------------------------------------------------------------
             Short-                              Primary loan interest rate       20% of the certificate of
             term                                 (7.92% at present) minus        term deposit as collateral
   A         loan            15,000                  0.92%=7% floating
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------

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

 Other conditions:

1.   Guarantors: Wang, Kuo-An and Chiu, Yu-En

2.   The minutes of Board of Directors are required.

3. Starting from the first month after the renewal of this agreement, principals of one million NTD 2 are to be paid monthly for five consecutive months. Principals of Five million are to be paid totally and bills for installment payments are required. (Nov 5 2002, Dec 5 2002, Jan 5 2003, Feb 5 2003, and Mar 5 2003)

     The combined amount of the above Item A+B cannot exceed FIFTEEN MILLION NTD, equal to USD

     The combined amount of the above Item cannot exceed (intentionally blank) NTD, equal to USD

We agree to handle your application for the loan according to the above terms and conditions.

To

Kid Castle Internet Technology Corporation

                   (Seal) The Bank of Panhsin, Hsintien Branch

Date: September 30th , 2002

The Bank of Panhsin

                                 LOAN AGREEMENT

                 (For Circulatory Use Only)

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  Contractor                           Kid Castle Internet Technology Corporation
---------------------------------------------------------------------------------------------------------
CONTRACT AMOUNT     FIFTEEN MILLION New Taiwan Dollars             CONTRACT TIME LIMIT    October 5, 2002
---------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
(seal)         Account                No.153-0000022         Contract               No.0018
-------------------------------------------------------------------------------------------
             Contract No.              No.09600002        Ratification No.           No.64
-------------------------------------------------------------------------------------------

                     Loan Agreement

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                                         (For Circulatory Use Only) Ref. No. 111

This Agreement is made by and between (sealed: Kid Castle Internet Technology Corporation, Wang, Kuo-An) (hereinafter referred to as "Borrower"), the guarantors (sealed: Wang, Kuo-An; Chiu, Yu-En) (hereinafter referred to as "Guarantors") and the Bank of Panhsin (hereinafter referred to as "Bank"). The Borrower and the Guarantors set the loan securities listed in the appendix of this Agreement on the mortgage credit line to the Bank, to apply for a loan within the contracted amount of Fifteen Million New Taiwan Dollars. The terms and conditions are made as follows:

1. This Agreement is effective from October 5, 2001 to October 5, 2002. The Borrower shall within the effective period, take out loans by circulation, and each loan has a loan period of (intentionally blank) month(s). When each loan is due, the principal interest (In this Agreement, the principal interest includes the principal, contract interest, and interest on arrears) and all the fees shall be paid in full. Any loan taken within the effective contract period, of which the due date is after the effective contract period, the Borrower and the Guarantors agree to pay off all the debts and guarantee responsibilities according to the articles stated in this Agreement.

2. The interest of the loan taken out on this Agreement shall be paid monthly. The interest rate has been mutually agreed by the Borrower and the Guarantors upon taking out each loan, and to calculate the interest according to the Bank's base loan rate plus-or-minus. The Borrower and the Guarantors also agree to adjust the interest according to changes in the Bank's base loan rate or (and) the plus-or-minus standards. Upon interest arrears or the inability to fulfill the liabilities due, the interest will be calculated according to the above rate regardless, and 10% will also be added to the interest rate for the first six months from the date of loan overdue. For loan overdue for more than six months, 20% will be added to the interest rate for every month after the sixth month as the penalty for the breach of contract.

3. Upon taking out a loan, the Borrower shall submit a "Loan Application". When the loan is transferred into the deposit account the Borrower holds with the Bank, it is treated as an account received. In regard to the recognition of the balance of the loan, both the Borrower and the Guarantors have mutually agreed to adopt the "Loan Application" submitted by the Borrower, or the figure recorded in the Bank's vouchers or account books as the standard, with no objections.

4. Upon breach of the articles in this Agreement by the Borrower, such as inability to pay for the interest or the principal, or the occurrence of bad credit record, the Bank may, without noticing the Borrower in advance, terminate the Agreement at anytime, and declines further application for loan taking by the Borrower. Loans that have already been taken out can be made to fall due at once, and subject to decisions made by the Bank.

5. Upon the failure of the Borrower to deliver the responsibilities or the inability to abide to the articles stated in this Agreement, the Guarantors shall agree to take on the responsibilities, and pays for the loan principal and interest, penalty for the breach of Agreement, and any other expenses on behalf of the Borrower. Until the responsibilities of the Borrower have been fully discharged, this guaranteed responsibility shall continue to exist, and shall not be discharged at one's own will. The Guarantors shall not use reasons such as the lack of action by the Bank to conduct or enforce legal actions on the Borrower, or any other reasons to postpone the execution of its responsibility. Even upon public announcement or notice of surrendering the guarantee relationship, the guaranteed responsibility will not be affected. When the Bank determines that a Guarantor(s) possesses bad creditability based on concrete facts, and see it as necessary to replace the Guarantor(s), the Borrower shall proceed with the demand upon noticing by the Bank. The responsibility of the replaced original Guarantor(s), whether its one person or several persons, may be discharged upon notice by the bank, after the new Guarantor(s) has signed for the Guarantor's Agreement, and obtained a mutual agreement from the none replaced guarantor(s). However, if the new Guarantor(s) has made a contract for not taking on the responsibilities for debt affairs occur prior to the replacement, then the replaced Guarantor(s) still possess the guaranteed responsibility to pay off all the debt affairs of the Borrower prior to replacement. Upon completion of the replacement procedure, the Bank may declare the original Guarantor(s) clear of responsibility.

6. This Agreement uses the location of the Bank as the execution ground. Upon the involvement of this Agreement in a lawsuit, the Borrower and the Guarantors agrees to use the court governing the location of the Bank's head office or the local courts of Taiwan as the court of first instance. All legal costs and lawyer's costs incurred shall be fully compensated by the Borrower and the Guarantors.

7. Affairs not covered in this Agreement, other than the various articles stated in the originals and copies of contracts, guarantees, or related documents of empowerment created with the Bank, the Borrower and the Guarantors shall agree to abide to the rules or contracts made by the Bank under the situation.

8. This Agreement is the renewal of the Agreement, No. (intentionally blank), made by and between the Borrower and the Bank on the day of (intentionally blank). The Borrower shall incorporate the responsibilities not yet discharged from the previous agreement into this Agreement, and the Borrower still holds the responsibilities for full payment of the debt.

     To
     The Bank of Panhsin

     The Borrower : Kid Castle Internet Technology Corporation (sealed)
     Address      : 1st Floor, No. 148, Chienkuo Road, Hsintien City
                       Wang, Kuo-An
                       Unit 1, 4th Floor, No. 48 Nanhai Road, Taipei City

     Guarantor    : Wang, Kuo-An
     Address      : Unit 1, 4th Floor, No. 48 Nanhai Road, Taipei City

     Guarantor    : Chiu, Yu-En
     Address      : 5th Floor, No. 5, Lane 75, Ningpo West Street, Taipei City

     Guarantor    : (none)
     Address      : (none)

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     Guarantor    : (none)
     Address      : (none)

     Date: (intentionally blank)